Diversify your portfolio with a fund that seeks long-term growth in expanding European markets.

--------------------------------------------------------------------------------
NEWPORT EUROPE FUND         Semiannual Report
--------------------------------------------------------------------------------

February 29, 2000

                                 [COVER GRAPHIC]

Trustees & Transfer Agent

--------------------------------------------------------------------------------
Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John V. Carberry
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Thomas E. Stitzel
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Robert L. Sullivan
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------
Important Information About This Report
The Transfer Agent for Newport Europe Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Europe Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Semiannual Report:
Newport Europe Fund

President's Message

Dear Shareholder:

We are pleased to present the first semiannual report for Newport Europe Fund. This report covers the period from the Fund's inception in November 1999 through February 29, 2000.

The stock markets of Europe offer some of the most attractive investment opportunities in the world today. One third of the world's investments can be found within Europe's borders, including well-known companies such as Nokia, SmithKline and Nestle. European companies have embraced the notion that restructuring can effect profitable change. More companies are streamlining their operations to increase efficiency and reduce costs. What's more, European stocks offer compelling valuations compared to U.S. or Japanese stock markets.

These are just some of the opportunities that Europe offers to today's investors. As a shareholder in Newport Europe Fund, you have an additional advantage -- an investment team with more than 20 years of combined experience investing in European securities. The following report provides more specifics about the Fund's management and the strategies that contributed to its strong performance. As always, thank you for the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen E. Gibson

Stephen E. Gibson
President
April 12, 2000

Because economic and market conditions change frequently, there can be no assurance that the trends described above on the following pages will continue.

------------------------------
Not FDIC     May Lose Value
Insured      No Bank Guarantee
------------------------------

--------------------------------------------------------------------------------
Highlights
--------------------------------------------------------------------------------

o     A positive economic environment.

      Most European nations experienced positive growth with relatively low inflation.

o     Technology and communications companies thrived.

      Across country lines, technology and communications stocks benefited from a strong, global growth trend.

o     Stock selection pushed performance past index.

      An emphasis on large companies with strong management in segments such as technology and telecommunications helped the Fund outperform the Morgan Stanley Capital International (MSCI) Europe Index for the four month period ended February 29, 2000.

              Newport Europe Fund Performance vs. MSCIEurope Index:
                                 11/8/99-2/29/00

         Newport Europe Fund                         MSCI Europe Index
         -------------------                         -----------------

                35.81%                                     10.64%

Source: Liberty Funds Group.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

The performance of the Fund's Class A shares is compared to the performance of the MSCI Europe Index, a broad-based, unmanaged index that tracks the performance of European stocks. The return for the MSCI Europe Index is from 10/31/99. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index. Returns do not include sales charges, but do include reinvestment of all distributions. Performance for other share classes will vary.

Net asset value per share
on 2/29/00

Class A           $14.07
---------------------------------------
Class B           $14.02
---------------------------------------
Class C           $14.04
---------------------------------------
Class Z           $14.08
---------------------------------------

--------------------------------------------------------------------------------
Portfolio Managers' Report
--------------------------------------------------------------------------------

Top Five Sector Breakdowns as
of 2/29/00

Technology             35.8%

Utility                14.8%

Financial              10.5%

Consumer Cyclical      10.3%

Healthcare              7.5%

Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will maintain this breakdown in the future.

BOUGHT
--------------------------------------------------------------------------------

Skandia Forsakrings AB
(0.9% of net assets)

A Swedish financial services company, Skandia is positioned to benefit from a shift toward the privatization of pension management that is beginning to gain support across Europe.

SOLD
--------------------------------------------------------------------------------

British Telecom

Our optimism that the company could make a successful transition to a broader menu of products and services was dashed when British Telecom began to lose ground with its profitable corporate customers. As a result, we sold our position.

The Fund delivered strong gains for the period

Newport Europe Fund returned 35.81% for the period, since its inception on November 8, 1999 through February 29, 2000, based on Class A shares without a sales charge. That was significantly better than the Morgan Stanley Capital International Europe Index, a broad-based measure of European stock markets, which gained 10.64% over the four month period ending February 29, 2000.

Strong earnings growth in telecommunications stocks

Strong gains from the Fund's investment in telecommunications stocks, which have benefited from the growth in cellular communications and the increase in data communications, were the key drivers of the Fund's outstanding performance. Five of the Fund's 10 largest holdings are telecommunications stocks. The Fund owned both Mannesmann and Vodaphone Airtouch, (3.7% and 1.9% of net assets, respectively) which has just acquired Mannesmann. The two major telecommunications companies will join forces to become the world's largest cellular company with more than 40 million subscribers. The companies hope that business synergies exist, for example, in dealing with suppliers, that might translate into lower costs and better service.

The Fund also owns positions in Nokia and Ericsson, (3.5% and 4.2% of net assets, respectively) both leaders in the mobile phone equipment market. Ericsson has lagged Nokia recently. However, it appears to have overcome short-term management difficulties and we expect them to improve both top and bottom line growth in the period ahead, thanks to restructuring.

Diversification helped spread market risk

Although the Fund is currently heavily invested in information technology and telecommunications, there are seven sectors that we have targeted for emphasis in the portfolio: business services, consumer growth, financial services, health care and utilities. We believe these sectors represent opportunities to capitalize on major trends and common themes that cut across national boundaries. In financial services, for example, we have recently invested in Skandia, (0.9% net assets) a Swedish company that is positioned to capitalize on a trend toward privatization of pension management in several European countries. As national governments change their laws to encourage people to save for retirement and begin to shift the responsibility for pension management from the state to individuals, forward-thinking companies believe that the potential market could be enormous. Sweden is one of the leaders in this movement, and Skandia is one of the companies leading the way.

--------------------------------------------------------------------------------
Portfolio Managers' Report (continued)
--------------------------------------------------------------------------------

Our goal is to limit exposure to any one sector to approximately 25% and to any one stock to 5%, thereby imposing an element of risk management through diversification. At the end of the period, technology-related infotech and telecommunications stocks accounted for half of the portfolio. Consumer and health care exposures were each around 10%. The Fund had no investment in utilities, which was a plus for performance during the period. Large-cap companies account for 99% of the portfolio. No investments were made in companies smaller than $1 billion in market capitalization.

Looking ahead

We continue to believe that information technology and telecommunications have potential for further growth in Europe. However, we have re-balanced the portfolio, taking some of our technology gains and re-deploying them to invest in attractive consumer growth, financial services and health care stocks. We believe there are currently many fine companies in these segments, selling at attractive prices. If investors begin to take notice of the opportunities outside of technology, we believe the Fund will be well-positioned to benefit. The Fund could also benefit from its continued emphasis on technology, if that sector remains strong.

Mr. Charles Roberts and Mr. Michael Ellis are both senior vice presidents of the Advisor. Mr. Roberts is the lead manager of the Fund. Mr. Ellis is the co-manager of the Fund.

International investing offers significant long-term growth potential, but also involves certain risks. Some of the countries that the Fund may invest in are considered emerging markets, which are subject to a greater degree of political, business and economic risk.

Cumulative Total Returns as of 2/29/00

Share Class                A                        B                        C                  Z
Inception Date(1)       11/8/99                  11/8/99                  11/8/99            11/8/99
-----------------------------------------------------------------------------------------------------
                 w/o sales   with sales   w/o sales   with sales   w/o sales   with sales   w/o sales
                   charge      charge      charge       charge       charge      charge       charge
-----------------------------------------------------------------------------------------------------
Life of Fund       35.81%      28.00%      35.33%       30.33%       35.52%      34.52%       35.91%
-----------------------------------------------------------------------------------------------------

Cumulative Total Returns as of 12/31/00

Share Class                A                        B                        C                  Z
-----------------------------------------------------------------------------------------------------
                 w/o sales   with sales   w/o sales   with sales   w/o sales   with sales   w/o sales
                   charge      charge       charge      charge       charge      charge       charge
-----------------------------------------------------------------------------------------------------
Life of Fund       24.90%      17.72%       24.61%      19.61%       24.71%      23.71%       24.90%
-----------------------------------------------------------------------------------------------------

(1)Effective date of SEC registration.

Top 10 Holdings as of 2/29/00

1.  LM Ericsson           4.2%
---------------------------------------
2.  Mannesmann AG         3.7%
---------------------------------------
3.  Nokia                 3.5%
---------------------------------------
4.  CMG                   3.2%
---------------------------------------
5.  Sonera Group          3.2%
---------------------------------------
6.  Epcos AG              3.1%
---------------------------------------
7.  Banca Fideuram SA     2.9%
---------------------------------------
8.  Telefonica de
    Espana                2.4%
---------------------------------------
9.  Telecom Italia
    Mobile SPA            2.1%
---------------------------------------
10. Securitas AB          2.0%
---------------------------------------

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities in the future.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge of 5% for life of Fund for Class B shares and 1% for life of Fund for Class C shares.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------
Investment Portfolio
--------------------------------------------------------------------------------

February 29, 2000 (Unaudited)
(In thousands)

COMMON STOCKS - 91.4%                               Country     Shares    Value
--------------------------------------------------------------------------------

FINANCE, INSURANCE & REAL ESTATE - 11.9%
Depository Institutions - 5.5%
Alpha Credit Bank SA                                  Gr           1      $   54
Banca Fideuram SA                                     It          16         259
Deutsche Bank AG                                      G            1          68
Lloyds TSB Group PLC                                  UK          12         109
                                                                          ------
                                                                             490
                                                                          ------
Financial Services - 1.2%
Hays PLC                                              UK          16         109
                                                                          ------
Holding & Other
Investment Offices - 0.8%
Zurich Allied AG                                      Sz          (a)         71

Insurance Carriers - 4.4%
Aegon NV                                              Ne           2         136
Allianz AG                                            G           (a)        172
Skandia Forsakrings AB                                Sw           2          82
                                                                          ------
                                                                             390
                                                                          ------
--------------------------------------------------------------------------------
MANUFACTURING - 31.8%
Chemicals & Allied Products - 9.0%
Altana AG                                             G            1          84
AstraZenca Group PLC                                  UK           4         115
Christian Dior SA                                     Fr           1         125
L'Oreal SA                                            Fr          (a)        100
Roche Holding AG                                      Sz          (a)        151
SmithKline Beecham PLC ADR                            UK           2         133
UCB SA                                                Be           3          86
                                                                          ------
                                                                             794
                                                                          ------
Communications Equipment - 4.2%
LM Ericsson, Class B                                  Sw           4         372
                                                                          ------
Electronic & Electrical
Equipment - 3.4%
Arm Holdings PLC (b)                                  UK           2         129
STMicroelectronics NV                                 Ne           1         173
                                                                          ------
                                                                             302
                                                                          ------
Electronic Components - 4.4%
Electrocomponents PLC                                 UK          10         118
Epcos AG (b)                                          G            2         272
                                                                          ------
                                                                             390
                                                                          ------
Food & Kindred Products - 2.2%
Carrefour SA                                          Fr           1         131
Nestle AG                                             Sz          (a)         64
                                                                          ------
                                                                             195
                                                                          ------
Machinery & Computer Equipment - 3.7%
Mannesmann AG                                         UK           1         332
                                                                          ------
Measuring & Analyzing
Instruments - 1.5%
Marconi PLC                                           UK          10         129
                                                                          ------
Paper Products - 2.4%
Royal Koninklijke NV                                  Ne           1         142
TNT Post Group NV                                     Ne           3          73
                                                                          ------
                                                                             215
Printing & Publishing - 1.0%
Wolters Kluwer                                        Ne           2          89
                                                                          ------
--------------------------------------------------------------------------------
PUBLIC ADMINISTRATION - 1.7%
Human Resource Programs
Adecco SA                                             Sz          (a)        147
                                                                          ------
--------------------------------------------------------------------------------
RETAIL TRADE - 3.9%
Apparel & Accessory Stores - 1.1%
Hennes & Mauritz AB, Class B (b)                      Sw           3          99
                                                                          ------
Food Stores - 0.8%
Numico NV                                             Ne           2          67
                                                                          ------
Home Furnishings & Equipment - 2.0%
Securitas AB, Class B                                 Sw           7         180
                                                                          ------
--------------------------------------------------------------------------------
SERVICES - 19.5%
Business Services - 5.0%
Baltimore Technologies Inc. (b)                       UK          (a)         21
CMG PLC                                               UK           3         287
Equant NV ADR (b)                                     Ne           1         112
Freeserve PLC (b)                                     UK           2          19
                                                                          ------
                                                                             439
                                                                          ------
Computer Related Services - 6.9%
Atos SA (b)                                           Fr          (a)         73
Cap Gemini SA                                         Fr           1         175
Dixons Group PLC                                      UK          (a)          1
Framtidsfabriken AB (b)                               Sw          (a)         21
Reuters Holdings PLC ADR                              UK           1         155
Terra Networks SA ADR (b)                             Sp          (a)         39
Tietoenator                                           Fi           2         147
                                                                          ------
                                                                             611
                                                                          ------
Computer Software - 5.9%
Check Point Software
Technologies Ltd. ADR (b)                             Is           1         163
Logica PLC                                            UK           3         138
Misys PLC                                             UK           5          80
SAP AG                                                G           (a)        142
                                                                          ------
                                                                             523
                                                                          ------
Health Services - 0.8%
Sanofi-Synthelabo SA (b)                              Fr           2          70
                                                                          ------
Other Services - 0.9%
Randstad Holding NV                                   Ne           2          84
                                                                          ------

--------------------------------------------------------------------------------
Investment Portfolio (continued)
--------------------------------------------------------------------------------

February 29, 2000 (Unaudited)
(In thousands)

                                                    Country     Shares    Value
--------------------------------------------------------------------------------
TRANSPORTATION,
COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 22.6%
Communications - 4.0%
Adva Optical Networking (b)                           G           (a)     $   35
Cable & Wireless PLC (b)                              UK           6         118
Intershop Communications AG (b)                       G           (a)         33
Vodafone AirTouch PLC                                 UK          32         170
                                                                          ------
                                                                             356
                                                                          ------
Telecommunications - 18.6%
Altran Technologies SA                                Fr          (a)        115
COLT Telecom Group PLC (b)                            UK           1          77
Energis PLC (b)                                       UK           3         158
France Telecom SA                                     Fr           1         151
Nokia                                                 Fi           2         306
Seat Pagine Gialle SPA                                It          26         160
Sonera Group                                          Fi           4         279
Telecom Italia Mobile SPA                             It          14         188
Telefonica de Espana                                  Sp           2         216
                                                                          ------
                                                                           1,650
                                                                          ------
Total Common Stocks (cost of $5,962) (c)                                   8,104
                                                                          ------

SHORT TERM OBLIGATIONS - 4.6%                                    Par
--------------------------------------------------------------------------------
Repurchase Agreement with SBC
   Warburg Ltd., dated 02/29/00,
   due 03/01/00 at 5.770%
   collateralized by U.S. Treasury bonds
   and/or notes with various maturities
   to 2021, market value $370
   (repurchase proceeds $411)                                   $411         411
                                                                          ------

OTHER ASSETS & LIABILITIES, NET - 4.0%                                       355
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                       $8,870
                                                                          ------

Notes to Investment Portfolio:
(a) Rounds to less than one.
(b) Non-income producing.
(c) Cost for federal income tax purposes is the same.

Summary of Securities
  by Country                                   Country     Value      % of Total
--------------------------------------------------------------------------------

United Kingdom                                    UK       $2,398        29.6
France                                            Fr          940        11.6
Netherlands                                       Ne          876        10.8
Germany                                           G           806        10.0
Sweden                                            Sw          754         9.3
Finland                                           Fi          732         9.0
Italy                                             It          607         7.5
Switzerland                                       Sz          433         5.3
Spain                                             Sp          255         3.1
Israel                                            Is          163         2.0
Belgium                                           Be           86         1.1
Greece                                            Gr           54         0.7
                                                           ------       -----
                                                           $8,104       100.0
                                                           ------       -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            Acronym                       Name
            -------            ---------------------------
              ADR              American Depositary Receipt

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

February 29, 2000 (Unaudited)
(In thousands except for per share amounts and footnotes)

Assets
Investments at value (cost $5,962)                                    $ 8,104
Short-term obligations                                                    411
                                                                      -------
                                                                        8,515
Cash including foreign currencies
   (cost $64)                                        $    63
Receivable for:
   Fund shares sold                                      220
   Expense reimbursement due
   from Advisor/Administrator                              6
   Dividends                                               5
Other                                                     75              369
                                                     -------          -------
     Total Assets                                                       8,884

Liabilities
Payable for:
   Fund shares repurchased                                 5
Accrued:
   Management fee                                          4
   Administration fee                                      2
   Transfer agent fee                                      1
   Bookkeeping fee                                         2
                                                     -------
     Total Liabilities                                                     14
                                                                      -------

Net Assets                                                            $ 8,870
                                                                      =======
Net asset value & redemption price
   per share - Class A ($724/51)                                      $ 14.07(a)
                                                                      =======
Maximum offering price
   per share - Class A ($14.07/0.9425)                                $ 14.93(b)
                                                                      =======
Net asset value & offering price
   per share - Class B ($1,288/92)                                    $ 14.02(a)
                                                                      =======
Net asset value & offering price
   per share - Class C ($222/16)                                      $ 14.04(a)
                                                                      =======
Net asset value, offering & redemption
   price per share - Class Z ($6,636/471)                             $ 14.08
                                                                      =======

Composition of Net Assets
   Capital paid in                                                    $ 6,727
     Accumulated net investment loss                                      (15)
     Accumulated net realized gain                                         17
     Net unrealized appreciation
     (depreciation) on:
       Investments                                                      2,142
       Foreign currency transactions                                       (1)
                                                                      =======
                                                                      $ 8,870
                                                                      =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

For the Period Ended February 29, 2000 (Unaudited) (a)
(In thousands)

Investment Income
Dividends                                                               $     8
Interest                                                                      7
                                                                        -------
     Total Investment Income
      (net of nonreclaimable foreign                                         15
      taxes withheld at source which
      amounted $1)

Expenses
Management fee                                           $    14
Administration fee                                             5
Service fee - Class A, Class B, Class C                        1
Distribution fee - Class B                                     1
Distribution fee - Class C                                    (b)
Transfer agent fee                                             5
Bookkeeping fee                                                8
Trustees fee                                                   1
Custodian fee                                                  1
Audit fee                                                      3
Registration fee                                              32
Reports to shareholders                                        1
Other                                                          3
                                                         -------
                                                              75

Fees and expenses waived or borne
   by the Advisor/Administrator                              (46)            29
                                                         -------        -------
     Net Investment Loss                                                    (14)
                                                                        -------

Net Realized & Unrealized Gain (loss)
on Portfolio Positions
Net realized gain on:
   Investments                                                13
   Foreign currency transactions                               4
                                                         -------
     Net Realized Gain                                                       16
Net change in unrealized appreciation/
   depreciation on:
    Investments                                            2,142
    Foreign currency transactions                             (1)
                                                         -------
     Net Change in Unrealized
       Appreciation/Depreciation                                          2,141
                                                                        -------
     Net Gain                                                             2,157
                                                                        -------
Increase in Net Assets from Operations                                  $ 2,143
                                                                        -------

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with Securities and Exchange Commission.
(b) Rounds to less than one.

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

(In thousands)

                                                                   (Unaudited)
                                                                  Period Ended
                                                                   February 29
                                                                  ------------
Increase (Decrease) in Net Assets                                   2000 (a)
--------------------------------------------------------------------------------
Operations:
Net investment loss                                                 $   (14)
Net realized gain                                                        16
Net change in unrealized
   appreciation/depreciation                                          2,141
                                                                    -------
Net Increase in Operations                                            2,143
                                                                    -------
Fund Share Transactions:
Receipts for shares sold -- Class A                                     576
Cost of shares repurchased -- Class A                                   (29)
                                                                    -------
                                                                        547
                                                                    -------
Receipts for shares sold -- Class B                                   1,351
Cost of shares repurchased -- Class B                                  (269)
                                                                    -------
                                                                      1,082
                                                                    -------
Receipts for shares sold -- Class C                                      79
                                                                    -------

Receipts for shares sold -- Class Z                                      19
                                                                    -------
   Net Increase from
     Fund Share Transactions                                          1,727
                                                                    -------
       Total Increase                                                 3,870
Net Assets
Beginning of period                                                   5,000
                                                                    -------
End of period (including accumulated
   net investment loss of $15)                                      $ 8,870
                                                                    -------
Number of Fund Shares
Sold - Class A                                                           43
Repurchased - Class A                                                    (2)
                                                                    -------
                                                                         41
                                                                    -------
Sold - Class B                                                          103
Repurchased - Class B                                                   (21)
                                                                    -------
                                                                         82
                                                                    -------
Sold - Class C                                                            6
                                                                    -------
Sold - Class Z                                                            1
                                                                    -------

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with Securities and Exchange Commission.

See notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

February 29, 2000 (Unaudited)

Note 1. Interim Financial Statements

In the opinion of management of Newport Europe Fund (the Fund), a series of Liberty Funds Trust VII, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 29, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period then ended.

Note 2. Accounting Policies

Organization

The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in Europe. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Effective February 1, 2000, Class B shares will convert to Class A shares as follows:

                                       Converts to
       Original Purchase             Class A Shares
     --------------------            --------------
     Less than $250,000                  8 years
     $250,000 to less than $500,000      4 years
     $500,000 to less than $1,000,000    3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The activity reflected in these financial statements is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission through the period ended February 29, 2000. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

February 29, 2000 (Unaudited)

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign currency transactions

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other

Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 3. Fees and Compensation Paid to Affiliates

Management fee

Newport Fund Management (the Advisor), is the investment Advisor of the Fund and receives a monthly fee equal to 0.70% annually of the Fund's average net assets.

Administration fee

Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

Bookkeeping fee

The Administrator provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

Transfer agent fee

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of sharholder accounts and transactions.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc. (the Distibutor), a subsisdiary of the Administator, is the Fund's principal underwriter. For the period ended February 29, 2000, the Fund has been advised that the Distibutor retained net underwriting discounts of $1,480 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $214 and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

February 29, 2000 (Unaudited)

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits

The Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 4. Portfolio Information

Investment activity

During the period ended February 29, 2000, purchases and sales of investments, other than short-term obligations, were $6,495,220 and $544,079, respectively. Unrealized appreciation (depreciation) at February 29, 2000, based on cost of investments for both financial statement and federal income tax purposes was approximately:

Gross unrealized appreciation                             $ 2,455,000
Gross unrealized depreciation                                (314,000)
                                                          -----------
  Net unrealized appreciation                             $ 2,141,000
                                                          ===========

Other

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 5. Other Operational and Capital Activity

For the period November 1, 1999 through November 8, 1999, the Fund had net investment income of $2,205 and net realized and unrealized losses of $984. The following is a summary of capital activity from November 1, 1999 through November 8, 1999.

                                                          Shares
                                                        --------
Receipts for shares sold - Class A        $  100,000      10,000
Receipts for shares sold - Class B        $  100,000      10,000
Receipts for shares sold - Class C        $  100,000      10,000
Receipts for shares sold - Class Z        $4,700,000     470,000

Note 6. Other Related Party Transactions

At February 29, 2000, the Fund had one shareholder, Liberty Financial Companies, Inc., who owned greater than 5% of the Fund's shares outstanding.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                        (Unaudited)
                                                                             Period ended February 29, 2000(c)
                                                                        -------------------------------------------
                                                                        Class A     Class B     Class C     Class Z
-------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period                                  $10.360     $10.360     $10.360     $10.360
                                                                        -------     -------     -------     -------
Income From Investment Operations:
Net investment loss (a)(b)                                               (0.039)     (0.068)     (0.067)     (0.029)
Net realized and unrealized gain                                          3.749       3.728       3.747       3.749
                                                                        -------     -------     -------     -------
     Total from Investment Operations                                     3.710       3.660       3.680       3.720
                                                                        -------     -------     -------     -------
Net asset value, End of period                                          $14.070     $14.020     $14.040     $14.080
                                                                        =======     =======     =======     =======
Total return (d)(e)(f)                                                    35.81%      35.33%      35.52%      35.91%
                                                                        =======     =======     =======     =======
Ratios to Average Net Assets
Expenses (g)(h)                                                            1.75%       2.50%       2.50%       1.50%
Net investment loss (g)(h)                                                (1.01)%     (1.76)%     (1.76)%     (0.76)%
Fees and expenses waived or borne by the Advisor/Administrator (g)(h)      2.30%       2.30%       2.30%       2.30%
Portfolio turnover (f)                                                        9%          9%          9%          9%
Net assets at end of period (000)                                       $   724     $ 1,288     $   222     $ 6,636

(a) Net of fees and expenses waived or borne by the
    Advisor/Administrator which amounted to:                            $ 0.087     $ 0.087     $ 0.087     $ 0.087

(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced operations on Novermber 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

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

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

LIBERTY
--------
   FUNDS

ALL-STAR    Institutional money management approach for individual investors.

COLONIAL    Fixed income and value style equity investing.

CRABBE      A contrarian approach to fixed income and equity investing.
HUSON

NEWPORT     A leader in international investing.(SM)

STEIN ROE   Solutions for growth and income investing.
ADVISOR

KEYPORT     A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

--------------------------------------------------------------------------------
NEWPORT EUROPE FUND         Semiannual Report
--------------------------------------------------------------------------------

[LOGO] LIBERTY                                                     -------------
       --------                                                      BULK RATE
          FUNDS                                                    U.S. POSTAGE
                                                                       PAID
ALL-STAR * COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROE ADVISOR   HOLLISTON, MA
                                                                   PERMIT NO. 20
Liberty Funds Distributor, Inc. (C) 2000                           -------------
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

                                                   738-03/72A-0300 (4/00) 00/539